December 22, 1999 as reprinted as a separate prospectus March 24, 2000.




                               WILLIAM BLAIR FUNDS


                               ------------------



                            CLASS N SHARES PROSPECTUS

                               READY RESERVES FUND


                               ------------------



This prospectus contains important information about the Class N shares of the Ready Reserves Fund, including its investment objectives. For your benefit and protection, please read it before you invest and keep it for future reference. This prospectus relates only to the Class N Shares of the Fund.















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606

                                TABLE OF CONTENTS


Ready Reserves Fund Summary.......................................................................................1

Investment Objectives and Principal Investment Strategies.........................................................3

Management of the Funds...........................................................................................5

Your Account......................................................................................................6
         Class N Shares...........................................................................................6
         How to Buy Shares........................................................................................6
         How to Sell Shares.......................................................................................7
         How to Exchange Shares...................................................................................9
         Dividends and Distributions.............................................................................10
         Taxes    ...............................................................................................10

Determination of Net Asset Value.................................................................................11

Shareholder Services and Account Policies........................................................................11

Investment Glossary..............................................................................................13

Financial Highlights.............................................................................................15

For More Information.................................................................................... Back Cover

WILLIAM BLAIR READY RESERVES FUND                                        SUMMARY


INVESTMENT OBJECTIVE: The William Blair Ready Reserves Fund seeks current income, a stable share price and daily liquidity.

MAIN INVESTMENT STRATEGIES: The Fund invests primarily in short-term U.S. dollar-denominated domestic money market instruments, which include securities issued by domestic corporations; the U.S. Government, its agencies and instrumentalities; and U.S. banks. The Fund invests exclusively in securities that are high-quality, which means that they are rated in the top 2 categories. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund is designed to be highly liquid and seeks to maintain a net asset value of $1.00 per share. The Fund is designed for investors who seek to obtain the maximum current income consistent with the preservation of capital.

MAIN RISKS OF INVESTING: Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. As with any money market fund, there is a low risk that the issuers or guarantors of securities will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Of course, for all mutual funds there is the risk that a strategy used by the Adviser may fail to produce its intended result.

FUND PERFORMANCE HISTORY

ANNUAL TOTAL RETURNS. The bar chart below provides an illustration of how the Fund's performance has varied in each of the last 10 calendar years. The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how it will perform in the future.

                                  [BAR CHART]

               YEAR: 1989  1990   1991   1992   1993   1994   1995   1996   1997   1998
ANNUAL TOTAL RETURN:  8.9% 7.81%  5.64%  3.32%  2.64%  3.67%  5.45%  4.81%  5.04%  4.98%

  HIGHEST QUARTERLY    LOWEST QUARTERLY
       RETURN                RETURN
   2.26% (2Q89)           0.64% (2Q93)


AVERAGE ANNUAL TOTAL RETURNS. The following table compares the Fund's average annual total returns for the periods ended December 31, 1998, to a broad-based securities market index.

                                                      1 YEAR              5 YEARS              10 YEARS
                                                      ------              -------              --------
Ready Reserves Fund                                    4.98%                4.77%                 5.22%
S&P-rated AAA*                                         4.97%                4.75%                 5.20%

--------------
* The Standard and Poor's-rated AAA Money Market Funds Index is an unmanaged index that includes money market mutual funds rated AAA by Standard and Poor's. Expenses are not included.

YIELD: You may obtain the most current yield information for the Fund by calling 1-800-742-7272.

FEES AND EXPENSES: This section describes the fees and expenses that you may pay if you buy and hold Class N shares of the Fund. Class N shares are no-load investments, so you will not pay any shareholder fees to buy shares, reinvest dividends in additional shares or exchange into the Class N shares of another Fund.

SHAREHOLDER FEES are fees paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets:


Management Fee...........................................................                         .24%
Distribution (Rule 12b-1) Fee............................................                         .35%(1)
Other Expenses...........................................................                         .10%
                                                                                                -----
 Total Annual Fund Operating Expenses....................................                         .69%
                                                                                                -----

--------------
(1) Long-term shareholders may pay more than the equivalent of the maximum permitted front-end sales charge.

EXAMPLE: This example is intended to help you compare the cost of investing in Class N shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, redeem all of your shares at the end of the periods shown, earn a 5% return each year and incur the same operating expenses as shown above.



         1 YEAR                   3 YEARS                  5 YEARS                 10 YEARS
         ------                   -------                  -------                 --------
           $71                      $221                     $385                     $859

            INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


The Ready Reserves Fund is a series of William Blair Funds, an open-end management investment company. William Blair & Company, L.L.C. (the "Adviser") provides management and investment advisory services to the Fund.

The following section takes a closer look at the investment objectives of the Fund, its principal investment strategies and certain related investment risks. The Fund's secondary strategies or investments are described in the Investment Glossary at the end of this prospectus. In addition, the Statement of Additional Information contains more detailed information about certain of these practices, the potential risks and/or the limitations adopted by the Fund to help manage such risks. All investments, including those in mutual funds, have risks. No investment is suitable for all investors. Of course, there can be no assurance that the Fund will achieve its objective.

GOAL AND PRINCIPAL STRATEGIES

The William Blair Ready Reserves Fund seeks current income, a stable share price and daily liquidity. The Fund invests exclusively in high-quality money market instruments. These instruments are considered to be among the safest investments available because of their short maturities, liquidity and high-quality ratings. The Fund seeks to maintain a net asset value of $1.00 per share. Nevertheless, there is no guarantee that the objective of the Fund will be achieved or that the net asset value of $1.00 per share of the Fund will be maintained.

ADDITIONAL STRATEGIES AND RISKS

The Fund will invest exclusively in U.S. dollar-denominated money market instruments, including, but not limited to, those issued by:

         -    Corporations;
         -    the U.S. Government, its agencies and instrumentalities;
         -    U.S. and foreign banks;
         -    Municipalities;
         -    Foreign governments; and
         -    Multinational organizations, such as the World Bank.

The yield paid by the Ready Reserves Fund will vary with changes in interest rates. While the Fund seeks to maintain its $1.00 share price, there is no guarantee that it will be able to do so. The Fund has adopted certain investment policies designed to limit the market and financial risks of the Fund. The Fund complies with the requirements of Rule 2a-7 under the Investment Company Act of 1940, which governs the maturity and credit quality of money market funds. The Fund may only invest in securities that, based on their short-term ratings, are deemed to be the highest grade, or if unrated, are of equivalent quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. However, the Fund may invest up to 5% of its total assets in securities deemed within the second highest grade, or if unrated, are of equivalent quality. In addition, portfolio investments will be limited to instruments that the Adviser, under the supervision of the Board of Trustees, has determined present minimal credit risks. Securities are deemed to be highest grade if they are rated high-quality by two Rating Organizations, or, if only rated by one Rating Organization, rated high-quality by that Rating Organization. For example, commercial paper rated "Duff 1 minus," "Fitch 1," "Prime 1" and "A-1" by Duff & Phelps, Inc., Fitch Investors Service, Inc., Moody's Investors Service, Inc., and Standard & Poor's Corporation, respectively, would be considered high quality. Obligations that are unrated are not necessarily of lower quality than those that are rated, but may be less marketable and, consequently, may provide higher yields. Further, the Fund may invest in other corporate obligations maturing in thirteen months or less, such as publicly traded bonds, debentures and notes, if they are rated within the two highest grades by a Rating Organization. For a description of these ratings, see Appendix B to the Statement of Additional Information.

To the extent the Fund invests in short-term U.S. dollar-denominated foreign money market instruments, investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of, but not limited to, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war and expropriation.

To a limited extent, the Fund may invest in repurchase agreements, Section 4(2) commercial paper, when-issued and delayed delivery securities and variable rate securities, which are more fully described in the Investment Glossary at the end of this prospectus. The Investment Glossary also describes the Fund's policies with regard to borrowing, concentration and diversification.

PORTFOLIO MANAGEMENT

The Ready Reserves Fund is co-managed by Jim Kaplan and Bentley Myer.

Jim Kaplan, an associate of William Blair & Company, L.L.C., has co-managed the Fund since 1999. He joined the firm's Investment Management Department in 1994 as a fixed-income portfolio manager. Prior to that he was with First Union National Bank for twelve years. While at First Union, he traded risk positions in mortgage-backed securities and municipal bonds. In addition, he co-managed the mortgage-backed securities portion of the bank's investment portfolio. He is a member of the Investment Analysts Society of Chicago. Education: B.A., Washington & Lee University and CFA.

Bentley Myer, a principal with William Blair & Company, L.L.C., has managed the Fund since 1992. He joined the firm in 1991 as a fixed-income portfolio manager. From 1983 to 1991 he was associated with LaSalle National Trust, first as head of fixed-income investments and later as chief investment officer. Prior to that he was head of the municipal investment section of the trust department of Harris Trust and Savings Bank. He is currently a Trustee of Delnor Community Hospital as well as a member of the Investment Analysts Society of Chicago.
Education: B.A., Middlebury College; M.B.A., Wharton School of the University of Pennsylvania.

                             MANAGEMENT OF THE FUNDS


TRUSTEES, OFFICERS AND ADVISER. The Board of Trustees of the William Blair Funds (the "Trust") has overall management responsibility. The duties of the trustees and officers of the Trust include supervising the business affairs of the Trust, monitoring investment activities and practices and considering and acting upon future plans for the Trust. The Statement of Additional Information has the names of and additional information about the trustees and officers of the Trust. The Adviser, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Board of Trustees. The Adviser is also the principal underwriter and distributor of the Trust and acts as agent of the Trust in the sale of its shares (the "Distributor"). William Blair & Company, L.L.C. was founded over 60 years ago by William McCormick Blair. Today, the firm has 150 principals and 850 employees. The main office in Chicago houses all research and investment management services.

The Investment Management Department oversees the assets of the William Blair Funds, along with corporate pension plans, endowments and foundations and individual accounts. The department currently manages approximately $12 billion in equities, fixed-income securities and cash equivalents.

The Adviser firmly believes that clients are best served when portfolio managers are encouraged to draw on their experience and develop new ideas. This philosophy has helped build a hard-working, results-oriented team of over 30 portfolio managers, supported by over 40 analysts, with an exceptionally low turnover rate. William Blair portfolio managers generally average more than ten years with William Blair and more than two decades of experience in the investment industry. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

The Fund pays the Adviser a monthly investment management fee based upon the percentage of the Fund's average net assets as shown below:


                                                                              FEE AS A % OF
                    FUND                                                    AVERAGE NET ASSETS
                    Ready Reserves Fund                                           0.59% *

--------------
*    Effective January 1, 2000, the fee will change to 0.24%.

CUSTODIAN. The Custodian is Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02117. The Custodian is responsible for custody of portfolio securities, fund accounting and the calculation of the Fund's net asset value.

TRANSFER AGENT AND DIVIDEND PAYING AGENT. The Transfer Agent and Dividend Paying Agent is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.

YEAR 2000. A critical issue has emerged in the investment services industry and for the economy overall regarding how existing application software programs and operating systems can accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate a two-digit date position which represents the year (e.g., "95" is stored on the system and represents the year 1995). As a result, the year 1999 (i.e., "99") could be the maximum date value these systems will be able to accurately process. The Trust is in the process of working with the Adviser and other service providers to assure that the Trust is prepared for the year 2000. The Trust has been assured by the Adviser and other service providers that they do not believe that the Trust will be materially adversely affected by year 2000. Nevertheless, the inability of the Adviser and other service providers to successfully address year 2000 issues could result in interruptions in the Trust's business and have a material adverse effect on the Trust's operations. Year 2000 problems would also increase the risks of a Fund's investments. To assess the potential effect of the year 2000 problem, the Adviser is reviewing information regarding the year 2000 readiness of issuers of securities the Fund may purchase. However, this may be difficult with certain issuers. For example, a Fund that deals with foreign service providers or invests in foreign securities will have difficulty determining the year 2000 readiness of those entities. This is especially true of entities or issuers in emerging markets. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential year 2000 problems would not have a material adverse effect on the Trust.

                                  YOUR ACCOUNT


CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Trust's distributor or through a select number of financial intermediaries with whom the distributor has entered into selling agreements specifically authorizing them to sell Class N shares.

William Blair Funds has adopted a plan under Rule 12b-1 of the Investment Company Act that provides for fees payable to compensate the Distributor for distribution and other services provided to shareholders of Class N. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by the National Association of Securities Dealers.

HOW TO BUY SHARES (By Mail, by Wire or by Telephone)

MINIMUM INVESTMENTS. To open an account, the minimum initial investment for regular accounts is $5,000. To add to an account, minimum subsequent investment is $1.00. The Fund may accept smaller amounts under a group payroll deduction or similar plan. These minimum amounts may be changed at any time and may be waived for trustees, principals, officers or employees of the Trust or the Adviser.

PURCHASE PRICE. The Fund is sold at its public offering price, which is the net asset value per share that is next computed after receipt of your order in proper form by the Distributor, the Transfer Agent or a designated agent thereof. The net asset value per share of the Ready Reserves Fund normally will be $1.00. (For more information, see "Determination of Net Asset Value.") If you fail to pay for your order, you will be liable for any loss to the Fund and, if you are a current shareholder, the Fund may redeem some or all of your shares to cover such loss.

NOTE: All purchases made by check should be in U.S. dollars and made payable to William Blair Funds. Third party checks will not be accepted. When purchases are made by check or periodic account investment, the Fund may delay sending redemption proceeds until it determines that collected funds have been received for the purchase of such shares, which may be up to 15 calendar days.

RIGHT TO REJECT YOUR PURCHASE ORDER. The Trust reserves the right to decline your purchase order (including exchanges) upon receipt for any reason, including excessive, short-term (market-timing) or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance. The Trust also reserves the right to delay delivery of redemption proceeds -- up to seven days -- or to honor certain redemptions with securities, rather than cash.

BY MAIL

OPENING AN ACCOUNT. Send your check and completed application to the Distributor, William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To purchase additional shares, make out a check for the amount of your investment, payable to "William Blair Funds," mail the check, together with a letter that specifies the portfolio name, the account number and the name(s) in which the account is registered to the Distributor, William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

BY WIRE

OPENING AN ACCOUNT. First, call State Street at 1-800-635-2886 (in Massachusetts, 1-800-635-2840) for an account number. Then instruct your bank to wire federal funds to:

         State Street Bank and Trust Co.
         ABA #011000028
         DDA #99029340
         Attn:  Custody & Shareholder Services
         225 Franklin Street
         Boston, Massachusetts 02110

Include the name of the Fund in which you are investing, your assigned account number and the name(s) in which the account is registered. Finally, complete the account application, indicate the account number assigned to you by State Street and mail it to William Blair Funds, 222 West Adams Street, Chicago, Illinois 60606.

ADDING TO AN ACCOUNT. To add to your account by wire, instruct your bank to wire federal funds to:

         State Street Bank and Trust Co.
         ABA #011000028
         DDA #99029340
         Attn:  Custody & Shareholder Services
         225 Franklin Street
         Boston, Massachusetts 02110

In your request, specify the portfolio name and the share class in which you are investing, your account number, and the name(s) in which the account is registered. To add to an existing account by wire transfer of funds, you must have selected this option on your account application.

BY TELEPHONE

OPENING AN ACCOUNT.  See "By Wire."

ADDING TO AN ACCOUNT. Call your William Blair account executive.

Tell your account executive the Fund name, your account number and the name(s) in which the account is registered. You may then pay for your new shares by mail or by wire.

To add to an existing account by telephone, you must have selected this option on your account application.

HOW TO SELL SHARES (By Mail, by Wire or by Telephone)

You can arrange to take money out of your account by selling ("redeeming") some or all of your shares. You may give instructions to redeem your shares by mail, by wire or by telephone, as described below.

BY MAIL

Send your redemption request signed by all account owners to the Distributor, William Blair & Company, L.L.C., 222 West Adams Street, Chicago, Illinois 60606, to the attention of your account executive. Amounts redeemed will be placed in your William Blair brokerage account.

WRITTEN REDEMPTION REQUESTS MUST INCLUDE:

          - a letter that contains your name, the Fund's name and the dollar amount or number of shares to be redeemed; and

          - any other necessary documents, such as an inheritance tax consent or evidence of authority (for example, letters testamentary), dated not more than 60 days prior to receipt thereof by State Street or the Distributor.

BY WIRE

To redeem some or all of your shares in the Fund by wire, you may contact the Distributor by mail or telephone, as explained herein. To redeem by wire, you must have elected this option on your account application and attached to the application a voided, unsigned check or deposit slip for your bank account.

BY TELEPHONE

TO REDEEM SHARES BY TELEPHONE, YOU MUST HAVE ELECTED THIS OPTION ON YOUR ACCOUNT APPLICATION. You may redeem some or all of your shares by telephone by calling your William Blair account executive. Amounts redeemed will be placed in your brokerage account.

SIGNATURE GUARANTEES. Signature guarantees must be obtained from a bank that is a member of the FDIC, from a brokerage firm that is a member of the NASD, or from an eligible guarantor who is a member of, or a participant in, a signature guarantee program. Your redemption request must include a signature guarantee if any of the following situations apply:

          - You wish to redeem shares having a value of $5,000 or more in a single transaction;

          -    Your account registration has changed; or

          - You want a check in the amount of your redemption to be mailed to a different address than the one on your account application (address of record).

SIGNATURE GUARANTEES, IF REQUIRED, MUST APPEAR ON THE WRITTEN REDEMPTION REQUEST AND ON ANY ENDORSED STOCK CERTIFICATE OR STOCK POWER.

REDEMPTION PRICE. The redemption price that you receive for your shares may be more or less than the amount that you originally paid for them, depending upon their net asset value next calculated after receipt of your redemption request in proper order. The Fund's net asset value normally will be $1.00.

PAYMENT FOR REDEEMED SHARES. Payment normally will be mailed to you at the address of record for your account by the third business day after receipt by the Distributor of a redemption request and any other required documentation and after any checks in payment for your shares have cleared.

If the Distributor receives notice of your request to redeem shares by 9:30 a.m., Chicago time, the redemption will be effected as of that date and proceeds normally will be paid that day. If notice of your redemption request is received after that time, proceeds normally will not be paid until the next business day.

DELAYED PROCEEDS. The Trust reserves the right to delay delivery of your redemption proceeds -- up to seven days -- or to honor certain redemptions with securities, rather than cash, as described in the next section.

REDEMPTIONS IN KIND. If the Adviser determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares. Shareholders receiving securities or other financial assets on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. Notwithstanding the above, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the Fund's net asset value during any 90-day period for any one shareholder of record.

AUTOMATIC REDEMPTION OF SMALL ACCOUNTS. Because of the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem your shares in any account that, following a redemption, is below a specified amount. Currently, the MINIMUM IS $5,000 PER ACCOUNT. Before the redemption is processed, you will be notified that the value of your account has fallen below the minimum and allowed to make an additional investment.

SPECIAL REDEMPTION METHODS FOR THE READY RESERVES FUND. In addition to the above methods, shares of the Ready Reserves Fund can be redeemed by two other methods unique to this Fund. Redemption requests will be processed after the next daily dividend declaration at the net asset value next determined upon receipt by the

Distributor of a proper redemption request. In this way, you will receive the net asset value of your shares and all declared but unpaid dividends on your shares through the date of redemption.

         1. REDEMPTION BY CHECK. To redeem shares by check, you must fill out the appropriate section of your account application. If your application for the check-writing privilege is approved, you will be provided with checks that may be made payable to any person IN AN AMOUNT NOT LESS THAN $500 NOR MORE THAN $9 MILLION. There currently is no charge for this service and no limit on the number of checks that you may write; however, these provisions are subject to change.

         The payee of the check may cash or deposit it like any other check drawn on a bank. When the check is presented for payment, a sufficient number of full and fractional shares from your account will be redeemed at their next-determined net asset value per share, usually $1.00, to cover the amount of the check. This enables you to continue earning daily dividends until the check clears. Canceled checks will be returned to you by State Street. For joint accounts, unless a single signer has been authorized on your account application, checks must be signed by all joint account owners.

         The Trust may refuse to honor checks whenever the right of redemption has been suspended or postponed or whenever your account is otherwise impaired. For instance, your account would be considered to be impaired when (1) there are insufficient assets to cover the check, (2) a "stop order" has been placed on the check, and (3) in other situations, such as where there is a dispute over ownership of your account. A $25 SERVICE FEE may be charged when a check is presented to redeem shares in excess of the value of your account or for an amount less than $500.

         2. AUTOMATIC REDEMPTION. The Distributor has instituted an automatic redemption procedure available to Ready Reserve Fund shareholders who maintain certain brokerage accounts with it. The Distributor may use this procedure to satisfy amounts due it by you as a result of purchases of securities or other transactions in your brokerage account. Under this procedure, if you so elect, your brokerage account will be scanned at the opening of business each day and, after application of any cash balances in the brokerage account, a sufficient number of shares will be redeemed, effective that day at the next-determined net asset value, to satisfy any amounts which you are obligated to pay to the Distributor. You will receive all dividends declared but unpaid through the date of redemption.

HOW TO EXCHANGE SHARES (By Mail or by Telephone)

Subject to the following limitations, you may exchange shares of Class N shares into either Class N shares of another Fund at their relative net asset values so long as the shares to be acquired are available for sale in your state of residence. Only four (4) exchanges from a Fund are allowed within any 12-month period. Exchanges will be effected by redeeming your shares and purchasing shares of the other Fund or Funds requested. Shares of a William Blair Fund with a value in excess of $1,000,000 acquired by exchange from another William Blair Fund may not be exchanged thereafter until they have been owned for 15 days (the "15 Day Hold Policy").

BY MAIL

You may request an exchange of your shares by writing to William Blair Funds,
Attention: Exchange Department, P.O. Box 8506, Boston, Massachusetts 02266-8506.

BY TELEPHONE

You may also exchange your shares by telephone by completing the appropriate section on your account application. Once your telephone authorization is on file, State Street will honor your requests to redeem shares by telephone at 1-800-635-2886 (in Massachusetts, 1-800-635-2840).

Neither the Trust nor State Street will be liable for any loss, expense or cost arising out of any telephone request pursuant to the telephone exchange privilege, including any fraudulent or unauthorized request, and you will bear the risk of loss, so long as the Trust or the Transfer Agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The verification procedures include (1) recording instructions, (2) requiring certain identifying information before acting upon instructions and (3) sending written confirmations.

DIVIDENDS AND DISTRIBUTIONS

INCOME DIVIDENDS. The Fund earns interest from short-term U.S. dollar denominated domestic money market instruments, which are passed along to shareholders as income dividends as long as expenses do not exceed income.

As a shareholder, you are entitled to your portion of the Fund's net income. The Fund passes its earnings along to you as distributions. The Fund's policy is to distribute substantially all net investment income. All distributions have the effect of immediately thereafter decreasing net asset value per share. Income dividends will be automatically reinvested in additional shares at net asset value on the reinvestment date, unless you specifically request otherwise (see "Shareholder Services and Account Policies -- Dividend Options"). Cash payments are made by the Dividend Paying Agent, State Street Bank and Trust Company, shortly following the reinvestment date.

WHEN DIVIDENDS ARE PAID

The Ready Reserves Fund's net investment income will be declared at the close of the New York Stock Exchange on each day that the Fund is open for business, which is generally 3:00 p.m., Chicago time, as a dividend to shareholders who were of record prior to the declaration.

The Fund may vary its dividend practices at any time. Income dividends from the Fund will vary from year to year. Dividends may be subject to withholding, as required by the Internal Revenue Service (see "Your Account -- Taxes").

TAXES

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

TAXES ON DISTRIBUTIONS. The Fund's distributions are subject to Federal income tax and may also be subject to state or local taxes. Distributions may be taxable at different rates depending upon the length of time the Fund holds the security. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid before the following February 1 are treated as having been paid on December 31 of the calendar year declared for Federal income tax purposes. The Fund will inform you of the amount and nature of distributions paid.

Under the Federal tax laws, income dividends and short-term capital gains distributions are taxed as ordinary income. The ordinary income dividends of Ready Reserves Fund are not eligible for the dividends-received deduction available to corporate shareholders.

TAXES ON TRANSACTIONS. For the Ready Reserves Fund, so long as a net asset value of $1.00 is maintained, the sale or redemption of your shares will not result in a capital gain or loss.

For a more detailed discussion of taxes, see the Statement of Additional Information.

                        DETERMINATION OF NET ASSET VALUE


WHEN AND HOW NET ASSET VALUE ("NAV") IS DETERMINED

The Fund's net asset value is the market value of its total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

The net asset value per share shall be determined as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m., Chicago time (4:00 p.m. Eastern time), on each day when the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day and Veterans Day.

For the purposes of calculating the net asset value of the Ready Reserves Fund, portfolio securities are valued at their amortized cost, which means their acquisition cost adjusted for the amortization of a premium or discount. Securities for which a market price is not available are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Trust's pricing procedures.

                    SHAREHOLDER SERVICES AND ACCOUNT POLICIES


The Fund provides a variety of services to help you manage your account.

AUTOMATIC SWEEP PROGRAM. You can purchase shares of the Ready Reserves Fund through an automatic sweep program if you establish a brokerage account with the Distributor, provided that you meet the current minimum brokerage account size requirements. The automatic sweep program helps you to make convenient, efficient use of free credit balances in your William Blair brokerage account.

To purchase shares of the Ready Reserves Fund through the automatic sweep program, you must have a free credit balance in your brokerage account with the Distributor. Currently, free credit balances are used automatically to purchase shares. If you have a FREE CREDIT BALANCE OF AT LEAST $1,000, the Distributor will effect on your behalf an investment in shares on an expedited basis.

          - If you have a free credit balance resulting from securities transactions in your brokerage account at the opening of business of the Distributor, it generally will be invested in shares on that same day, but in no event later than the next business day.

          - If you have a free credit balance resulting from a deposit made prior to 2:00 p.m., Chicago time, or a receipt of income (by check or wire), then it will be invested in shares no later than the next business day.

          - If you have a free credit balance of at least $1 and less than $1,000, it will be invested in shares within a maximum of five business days from the day when the free credit balance is created.

DIVIDEND OPTIONS. You may choose to have your distributions reinvested in additional shares automatically or paid in cash by making the appropriate election on your account application. You may change your election at any time by providing written notice to State Street.

         1. AUTOMATIC DIVIDEND REINVESTMENT PLAN. The Fund automatically reinvests all income dividends [and capital gain distributions] in additional shares of stock at net asset value on the reinvestment date. (For more information, see "Dividend and Distribution Policy.")

         2. CASH-DIVIDEND PLAN. You may choose to have all of your income dividends paid in cash. Any distributions you do not elect to have paid in cash will be reinvested automatically in additional shares at net asset value.

         3. AUTOMATIC DEPOSIT OF DIVIDENDS. You may elect to have all income dividends automatically deposited in a previously established bank account.

AUTOMATIC INVESTMENT PLAN. On your account application, you may authorize State Street to automatically withdraw an amount of money (MINIMUM $250) from your bank account on the fifth or twentieth day of each month. This amount will be invested in additional shares. You may change your election at any time by providing written notice to State Street.

SYSTEMATIC WITHDRAWAL PLAN. You may establish this plan with shares presently held or through a new investment, which should be at least $5,000. Under this plan, you specify a dollar amount to be paid monthly, quarterly or annually. Shares corresponding to the specified dollar amount are automatically redeemed from your account on the fifth business day preceding the end of the month, quarter or year. While this plan is in effect, all income dividends and capital gain distributions on shares in your account will be reinvested at net asset value in additional shares. There is no charge for withdrawals, but the MINIMUM WITHDRAWAL IS $250 PER MONTH. Depending upon the size of payments requested, and fluctuations in the net asset value of the shares redeemed, redemptions under this plan may reduce or even exhaust your account.

WRITTEN CONFIRMATIONS. Each purchase, exchange or redemption transaction is confirmed in writing to the address of record by giving details of the purchase or redemption.

USE OF INTERMEDIARIES. If you purchase or redeem shares through an investment dealer, bank or other institution, that institution may impose charges for its services. These charges would reduce your yield or return. You may purchase or redeem shares directly from the Fund or with the Transfer Agent, State Street Bank, without any such charges.

TRANSFER OF SHARES. Fund shares may be transferred by a written request addressed to the Trust and delivered to State Street, giving the name and social security or taxpayer identification number of the transferee and accompanied by the same signature guarantees and documents as would be required for a redemption, together with specimen signatures of all transferees.

SUSPENSION OF OFFERING. The Trust reserves the right to withdraw all or any part of the offering made by this Prospectus, and the Trust or the Distributor may reject purchase orders. From time to time, the Trust may temporarily suspend the offering of shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares of the Fund, to have dividends reinvested and to make redemptions.

CONSULTATION WITH A PROFESSIONAL TAX ADVISER IS RECOMMENDED, both because of the complexity of Federal tax laws and because various tax penalties are imposed for excess contributions to, and late or premature distributions from, IRAs or other qualified retirement plans. Termination of a plan shortly after its adoption may have adverse tax consequences.

SHAREHOLDER RIGHTS. All shares have equal rights with respect to dividends, assets and liquidation of the Fund and equal, noncumulative voting rights. Noncumulative voting rights allow the holder or holders of a majority of shares, voting together for the election of trustees, to elect all the trustees. All shares will be voted in the aggregate, except when a separate vote by Fund is required under the Investment Company Act of 1940 (the "1940 Act"). Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Under Delaware law, the Trust is not required to hold shareholder meetings on an annual basis. As required by law, the Fund will, however, hold shareholder meetings when a sufficient number of shareholders request a meeting, or as deemed desirable by the Board of Trustees, for such purposes as electing or removing trustees, changing fundamental policies or approving an investment management agreement. (For additional information about shareholder voting rights, see the Statement of Additional Information.)

                               INVESTMENT GLOSSARY


The following glossary explains some of the types of securities in which the Funds may invest, investment techniques they may employ, and some of the related risks. For more information, please see the Statement of Additional Information.

BORROWING. The Ready Reserves Fund may borrow up to 5% of its total assets. Most borrowing is intended only as a temporary measure for extraordinary or emergency purposes, such as to help meet redemption requests, and not for leverage purposes.

CONCENTRATION. The Ready Reserves Fund may invest more than 25% of its total assets in the domestic banking industry.

DIVERSIFICATION. As a matter of fundamental policy, the Fund will not purchase the securities of any issuer if, as a result, more than 5% of its total assets would be invested in such issuer. In addition, the Fund will not purchase more than 10% of the outstanding voting securities of any issuer. These limitations do not apply to U.S. Government securities or to government agency or instrumentality securities.

ILLIQUID SECURITIES. The Ready Reserves Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. Repurchase agreements are instruments under which the Fund acquires ownership of a security, and the seller, a broker-dealer or a bank agrees to repurchase the security at a mutually agreed upon time and price. The repurchase agreement serves to fix the yield of the security during the Fund's holding period. The Fund currently intends to enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In all cases, the Adviser, subject to the supervision of the Board of Trustees, must be satisfied with the creditworthiness of the seller before entering into a repurchase agreement. In the event of the bankruptcy or other default of the seller of a repurchase agreement, the Fund could incur expenses and delays enforcing its rights under the agreement, and experience a decline in the value of the underlying securities and loss of income. Repurchase agreements maturing in more than seven days, together with any securities that are restricted as to disposition under the federal securities laws or are otherwise considered to be illiquid, will not exceed 10% of the Fund's net assets.

SECTION 4(2) PAPER. The Fund may invest in commercial paper issued in reliance upon the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Exchange Act of 1933 ("Section 4(2) paper").
Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors such as the Fund. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to the procedures approved by the Fund's Board of Trustees, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation on illiquid securities. The Adviser monitors the liquidity of each investment in Section 4(2) paper on a continuing basis.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, the Fund may purchase newly issued securities appropriate for the Fund on a "when-issued" basis, and may purchase or sell securities appropriate for the Fund on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities, with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security the Fund intends to purchase. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. Because the Fund is required to set aside cash or liquid securities at least equal in value to its commitments to purchase when-issued or delayed delivery securities, the Adviser's ability to manage the Fund's assets may be affected by such commitments. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell them before the settlement date if it is deemed advisable.

VARIABLE RATE SECURITIES. The Fund may invest in instruments having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Further, the Fund may invest in Variable Rate Securities that have a demand feature entitling the Fund to resell the securities to the issuer or a third party at an amount approximately equal to the principal amount thereof plus accrued interest ("Variable Rate Demand Securities"). As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Many of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer, and there is little if any secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules, which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies, if they have a stated maturity date of one year or less, or if they have demand features prior to maturity.

                              FINANCIAL HIGHLIGHTS


The table below is intended to help you understand the Fund's financial performance for the past several years. The total return figures show what an investor in the Fund would have earned (or lost) assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statement, is included in the annual report, which is available upon request (see back cover).




WILLIAM BLAIR READY RESERVES FUND                                                YEARS ENDED DECEMBER 31
                                                          ----------------------------------------------------------------
                                                             1998         1997         1996         1995         1994
                                                             ----         ----         ----         ----         ----
Net asset value, beginning of year..................   $     1.00    $    1.00     $   1.00     $   1.00     $   1.00
Income from investment operations:
 Net investment income..............................          .05          .05          .05          .05          .04
 Net realized and unrealized gain (loss) on
    investments.....................................           --           --           --           --         (.01)
                                                       ----------    ---------     --------     --------     --------
Total from investment operations....................          .05          .05          .05          .05          .03
Less distributions from:
 Net investment income..............................          .05          .05          .05          .05          .04
                                                       ----------    ---------     --------     --------
 Total distributions................................          .05          .05          .05          .05          .04
                                                       ----------    ---------     --------     --------     --------
Capital contribution                                           --           --           --           --          .01
                                                       ----------    ---------     --------     --------     --------
Net asset value, end of year........................   $     1.00    $    1.00     $   1.00     $   1.00     $   1.00
                                                       ==========    =========     ========     ========     ========
Total return (%)....................................         4.98         5.04         4.81         5.45         3.67a
Ratios to average net assets (%):
 Expenses...........................................          .69          .70          .71          .72          .71
 Net investment income..............................         4.87         4.92         4.78         5.30         3.61
Supplemental data:
 Net assets at end of year (000s)...................   $1,189,051    $ 904,569     $760,808     $703,993     $521,277


--------

a The total return includes the effect of the investment adviser's capital contribution. Without the investment adviser's capital contribution, the total return would have been 3.40%.

FOR MORE INFORMATION

More information about the Fund is available without charge, upon request, including the following:

SEMI-ANNUAL/ANNUAL REPORTS

The Semi-Annual and audited Annual Reports to Shareholders include financial statements, detailed performance information, portfolio holdings and statements from the Fund managers. In the Annual Report, you will find a discussion of the market conditions and investment strategies that the Adviser believes significantly affected the Fund's performance in its last fiscal year. Shareholder reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call: 1-800-635-2886
(In Massachusetts 1-800-635-2840)

BY MAIL
Write to:
         WILLIAM BLAIR FUNDS
         222 West Adams Street
         Chicago, Illinois 60606

         or

         STATE STREET BANK AND TRUST COMPANY
         (the Fund's Transfer Agent)
         P.O. Box 8506
         Boston, MA 02266-8506

ON THE INTERNET

Text-only versions of fund documents can be viewed online or downloaded from the SEC at http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room Section, Washington, D.C. 20549-0102.

No person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or its distributor. The Prospectus does not constitute an offering by the Trust or its distributor in any jurisdiction in which such offering may not lawfully be made.





WILLIAM BLAIR FUNDS             December 22, 1999 as reprinted as a separate
prospectus March 24, 2000 Investment Company Act File No.: 811-5344